EXHIBIT 10.2

                            CHANGE IN TERMS AGREEMENT

     THIS CHANGE IN TERMS AGREEMENT (herein "Agreement") is made as of July 18, 2003, by PAR Technology Corporation, a Delaware business corporation, having a principal office at 8383 Seneca Turnpike, New Hartford, NY 13413 (herein "Borrower"), and NBT BANK, NATIONAL ASSOCIATION, having a business address at 555 French Road, New Hartford, NY 13413 (herein "Lender").

     WHEREAS, Borrower has heretofore originally obtained a certain replenishing line of credit loan from Lender in the maximum principal amount not to exceed under any contingency at any time the sum of Twelve Million Five Hundred Thousand and 00/100ths Dollars (U.S. $12,500,000.00) (the "Loan") the Loan originally being evidenced by a certain promissory note dated September 21, 2001, in the maximum principal amount of the Loan (the "Original Note"), and further evidenced, secured, and documented by a business loan agreement dated September 21, 2001, made by and between Borrower and Lender (the "Business Loan Agreement"), certain other instruments, agreements, indemnities, documents, and other writings dated as of even date as the Note and dated as of May 1, 2001 (hereafter, the Note, Business Loan Agreement, and such other instruments, agreements, indemnities, documents, and writings are collectively referred to as the "Original Loan Documents"); and

     WHEREAS, the Loan was, pursuant to the Original Note, to be due and payable in full as of April 30, 2003 (the " Original Maturity Date"), unless the Original Maturity Date was otherwise extended in writing by Lender with Borrower; and

     WHEREAS, the Original Note was renewed and replaced by a certain (Renewal) Promissory Note dated as of May 1, 2003 (the "Renewal Note"), executed and delivered by Borrower to Lender, which Renewal Note extended and modified certain terms of the Note and Business Loan Agreement by (a) extension of the Original Maturity Date to a date of July 31, 2003 (the "First Extended Maturity Date"); and, as a term and condition of Lender's extending the Original Maturity Date, by (b) modification of that certain subparagraph set forth in the Business Loan Agreement titled Financial Covenants, subsection F., titled "Coverage Ratio"; and

     WHEREAS, hereinafter the Original Note as modified by the Renewal Note shall be termed the "Note"; and hereinafter the term "Business Loan Agreement" as used herein shall be deemed to encompass the modifications thereto as set forth in and implemented under the Renewal Note; and

     WHEREAS, at Borrower's request, Lender has agreed to extend the First Extended Maturity Date and to modify certain other terms of the Business Loan Agreement in accordance with the terms as hereinafter set forth; and

     NOW THEREFORE, in consideration of the aforestated premises, and other good and valuable consideration, the receipt and sufficiency of which is mutually acknowledged, the parties hereto agree as follows:

1. BORROWER'S ACKNOWLEDGMENT AND CONFIRMATION OF ITS OBLIGATIONS UNDER THE NOTE, BUSINESS LOAN AGREEMENT, AND THE OTHER ORIGINAL LOAN DOCUMENTS.

Borrower herein confirms, represents, and acknowledges all obligations, liabilities, representations, warranties, indemnities, and promises contained in the Note, the Business Loan Agreement, and the other Original Loan Documents, including but not limited to the payment of the Loan and all indebtedness arising therefrom pursuant to the Note, including all principal, interest, claims, costs, obligations, liabilities, debts, and amounts arising out of the Loan, Note, the Business Loan Agreement, and all other Original Loan Documents. Borrower hereby confirms, acknowledges, and represents that the Note evidences the Loan and is, and continues, as a valid binding obligation of Borrower to Lender; and Borrower confirms, acknowledges, and represents that the Related Documents (as defined in the Original Loan Documents), which Related Documents include but are not limited to the Business Loan Agreement, and that General Security Agreement made and given by Borrower and Partech, Inc., to Lender, dated May 1, 2001 (the "Security Agreement") granting security interests to Lender in that property of Borrower and Partech, Inc., as set forth in the Security Agreement, and that the security interests, liens, and encumbrances upon the property of Borrower and of Partech, Inc., granted under the Security Agreement continue to be and are valid first-priority liens against such property of Borrower and Partech, Inc., subject only to the rights of The Chase Manhattan Bank in the same property, as such rights are governed by that certain Intercreditor Agreement made by and between Lender and Chase Manhattan Bank dated May 1, 2001 (the "Intercreditor Agreement") and any modifications to the Intercreditor Agreement.

2.   AGREEMENT TO CHANGE TERMS OF NOTE.

     Borrower and Lender agree that the terms of the Note are to be modified as follows:

a    Maturity Date. The Maturity Date is extended from July 31, 2003, to April
     -------------
     30, 2005.

-----Hereafter, the Note as modified by the terms as above set forth in this paragraph a, titled Maturity Date, is referred to as the "Modified Note").

3. AGREEMENT TO CHANGE TERMS OF THE BUSINESS LOAN AGREEMENT. Borrower and Lender agree that the terms of the Business Loan Agreement are to be modified as follows:

     (a) Section titled AFFIRMATIVE COVENANTS, subsection titled Semiannual Accounts Receivable and Accounts Payable, set forth on Page 9 of 19 of the Business Loan Agreement, is hereby deleted and replaced with the following:

          Semiannual Accounts Receivable, Accounts Payable, and Inventory Summary. Borrower shall deliver to Lender, semiannually during the term of the Loan, and within ten (10) days of each June 30th and each December 31st, commencing with the end of the next semiannual period of Borrower following the Closing Date, and continuing thereafter semiannually during the term of the Loan, Borrower's complete schedule of its Accounts receivable and its Accounts payable, and Borrower's Inventory accounting showing beginning and ending totals, quantities used, purchased, and in storage, certified to as true and accurate by Borrower's Chief Financial Officer.

     All remaining terms and conditions of the Loan, Note, Business Loan Agreement, Security Agreement, and other Original Loan Documents, except as modified by this Change in Terms Agreement, shall continue, in all respects, unmodified, unchanged and in the same force and effect, as if said terms and conditions had been fully set forth in this Agreement. Hereafter, the Note, Security Agreement, Business Loan Agreement, and other Original Loan Documents, and the Modification Documents, are termed the "Loan Documents" when collectively referred to.




4.   CONFLICTS.

     In the event that any term or condition as contained in this Agreement is in conflict with any term or condition contained in any other Loan Document prior made and executed in connection with the Loan, then the terms and conditions of this Agreement shall control.

5.   BORROWER'S COVENANTS.

     Borrower covenants that (a) Borrower is, and continues to be, lawfully and exclusively seized of the fee interest in the property encumbered by the Security Agreement; (b) Borrower has the right, authority, and capacity to undertake the obligations and liabilities as set forth in this Agreement and in the Loan Documents, to modify and change the terms of the Note and the Business Loan Agreement as set forth in this Agreement; and to execute and deliver to Lender this Agreement; (c) Borrower will defend generally the title to its property, including but not limited to the property pledged in the Security Agreement, against all claims and demands made by any person, entity, agency, municipal body or any other party; and (d) that there are no offsets, counterclaims or defenses against the Loan and indebtedness arising therefrom unpaid, or against the Note, the Business Loan Agreement, this Agreement, or against any other Loan Document.

6.   TERMINATION; CHANGES; AMENDMENTS.

     This Agreement may not be terminated, changed or amended except by a written agreement signed by the parties hereto.

     IN WITNESS WHEREOF, Borrower and Lender, have executed this Agreement or caused the same to be executed by their representatives thereunto duly authorized.

                                            NBT BANK, NATIONAL ASSOCIATION   PAR
                                                          TECHNOLOGY CORPORATION


By:____________________________              ________________________
                   Rex W. Cary,                          by: Ronald J. Casciano,
         Vice President                      Treasurer


STATE OF NEW YORK):
COUNTY OF ONEIDA): ss.:

On this July ____, 2003, before me the undersigned, a notary public in and for said State, personally appeared Rex W. Cary, to me known or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument; and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon whose behalf said individual acted, executed the instrument.

                                                  ------------------------------
                                                  NOTARY PUBLIC - State of N.Y.
                                                  Appointed in
                                                  My commission expires:

STATE OF NY)
COUNTY OF ONEIDA):ss.:

On this July _____, 2003, before me the undersigned, a notary public in and for said State, personally appeared Ronald J. Casciano, to me known or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument; and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon whose behalf said individual acted, executed the instrument.

                                    ------------------------------
                                    NOTARY PUBLIC - State of NY
                                    Appointed in_________ County
                                    My commission expires: